MANAGERS AMG FUNDS
		       FRONTIER GROWTH FUND
		FRONTIER SMALL COMPANY VALUE FUND

		Supplement dated October 30, 2003
    to the Prospectus and Statement of Additional Information
		      dated January 31, 2003

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The following information supersedes any information to the contrary relating to Frontier Growth Fund and Frontier Small Company Value Fund (each a "Fund" and collectively the "Funds") contained in the Funds' Prospectus and Statement of Additional Information dated January 31, 2003:

The Funds' Board of Trustees has approved a plan of liquidation for each Fund. The liquidations are currently expected to take place on or about January 2, 2004.

Effective immediately, the Funds will no longer accept investments to open new shareholder accounts or to purchase shares in existing accounts.


October 30, 2003